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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 dated October 7, 1999 of our report dated October 16, 1998 included in King World Productions, Inc.'s Annual Report on Form 10-K for the year ended August 31, 1998 and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP

New York, New York

November 10, 1999